Going concern	6 Months Ended
Dec. 31, 2020
Going concern
Going concern

Going concern

Introduction

In determining the appropriate basis of preparation of the condensed consolidated interim financial statements for the six months ended 31 December 2020, the Board is required to consider whether the Sasol Group (Group) can continue in operational existence for the foreseeable future.

Financial performance during the year

Sasol has delivered a strong set of results for the period, underpinned by a strong cash cost, working capital and capital expenditure performance in response to the effects of the COVID-19 pandemic, a severe decline in crude oil prices and softer chemical product prices. In addition, our Lake Charles production was impacted by hurricanes experienced in the US Gulf Coast, resulting in lost production of approximately 300kt for the period.

At 31 December 2020, the balance sheet saw an improvement in the gearing at 76% (30 June 2020: 114,5%) and Net debt: EBITDA (based on the bank definition) of 2,6 times (30 June 2020: 4,3 times), well below the negotiated December 2020 covenant level of 4,0 times.

The ability of the Group to meet its debt covenant requirements at 30 June 2021 and repay debt as it becomes due is dependent on the timing and quantum of cash flows from operations and the ability to realise cash through a combination of asset disposals, or part thereof.

The Group reported earnings for the six months of R15,3 billion, which compares to earnings of R4,5 billion for the prior period. These results were underpinned by a good operational performance and effective cost management in response to the challenging environment, as well as the following non-cash adjustments:

•	Translation gains of R4,6 billion on the translation of monetary assets and liabilities due to a 15% strengthening of the closing rand/US dollar exchange rate compared to June 2020;

•	R5,0 billion gain on the valuation of financial instruments and derivative contracts; and

•	R3,3 billion gain on the reclassification of the foreign currency translation reserve (FCTR), mainly on the divestment of a 50% interest in the US LCCP Base Chemicals business.

The Board has no intention to cease trading, curtail operations or liquidate the businesses, other than planned asset disposals which are aligned with the Group’s revised strategy to create a more focused portfolio.

Timing and success of asset disposals

Since June 2020 the Group has made good progress on the expanded and accelerated asset divestment programme by securing R33 billion (US$2,4 billion) of proceeds by 31 December 2020. During the six months we completed the sale of 50% of our US LCCP Base Chemicals business and our 50% equity interest in the Gemini HDPE LLC.

Proceeds from these disposals were used to settle the syndicated loan of R15,5 billion (US$1 billion) as well R12,3 billion (US$840 million) of the RCF. A further R3,7 billion (US$250 million) of the RCF was settled in January 2021. The next debt maturity is the R2,2 billion (US$150 million) term loan which matures in November 2021.

The Group has classified R12,1 billion as net assets and liabilities in disposal groups held for sale at 31 December 2020. Sale and purchase agreements amounting to approximately R11 billion (US$750 million) have already been concluded on a number of these assets. The disposal groups that were classified as held for sale at 30 June 2020, which have not yet been disposed of, remain classified as held for sale at 31 December 2020. It is highly probable that these disposals will be completed by 30 June 2021. It is highly probable that the disposal groups classified as held for sale subsequent to 30 June 2020, will be sold by 31 December 2021. Refer to the “disposal groups held for sale” note on page 12 for more information.

Rights issue

A decision was made not to pursue a rights issue given the current macroeconomic outlook, and the significant progress made on our response plan initiatives. The balance sheet deleveraging pathway will continue to be prioritised to ensure that we operate within our financial covenants and maintain adequate liquidity headroom, whilst delivering the Sasol 2.0 transformation programme.

Repositioning the business

In repositioning the business to be sustainably profitable, we introduced a new operating model. The transition to this new operating model commenced from 1 November 2020, providing greater autonomy to the chemicals and energy businesses. We see Future Sasol as a business focused on areas in which we have competitive advantages and moving towards leading the energy transition in Southern Africa. The financial targets for Future Sasol will be delivered over the next 3 to 4 years. This will give us a business that is competitive, highly cash generative and able to deliver attractive returns even in a US$45/bbl oil price environment. The milestones allocated to each target, with an objective of delivering most of these targets by the end of 2023, are:

•	A cash fixed cost reduction by the end of 2025 of 15% to 20% (R8 billion to R10 billion);

•	A gross margin improvement of 5% to 10% (R6 billion to R8 billion);

•	A 30% reduction in capital expenditure on sustenance capital, which equates to an annualised spend rate of R20 billion to R25 billion; and

•	A working capital target of 14% of revenue which is an improvement of 1% from 2019.

Solvency and liquidity

Solvency

At 31 December 2020, after impairments, the valuations of the Group’s assets indicate that their fair values exceed their carrying values as well as the external debt. The asset base of the Group comprises mainly tangible assets with significant value, reflected in the records of the underlying businesses.

As such, the Board is of the view that given the significant headroom in the fair value of the assets over the fair value of the liabilities (including contingent liabilities), the Group is solvent as at 31 December 2020 and at the date of this report.

Liquidity management

At 31 December 2020, the Group had cash and cash equivalents of R27,6 billion (30 June 2020: R34,1 billion) and available facilities of R27,0 billion (30 June 2020: R10,5 billion).

Settlement of debt with proceeds received from the asset disposals and the adjustments as agreed with the lenders for the impact of Hurricanes Laura and Delta resulted in Net Debt: EBITDA of 2,6 times against a covenant level of 4 times at 31 December 2020.

Sasol will be released from the covenant amendment agreement signed in November 2020 once the December 2020 covenant compliance certificate is delivered to the lenders indicating a Net Debt: EBITDA of below 4 times, however Sasol still has the obligation to pay down the RCF from proceeds of asset disposals and debt or equity issuances.

Increased cash generation, through improved earnings, delivery of Sasol’s self-help measures and asset disposals remain critical to balance sheet de-leveraging and reducing financial and credit ratings risks. The ability of the Group to meet its debt covenant requirements at 30 June 2021 and repay debt as it becomes due is dependent on the timing and quantum of cash flows from operations and the ability to realise cash through a combination of asset disposals, or part thereof.

We continue to actively manage the balance sheet with the objective of maintaining a healthy liquidity position and a balanced debt maturity profile.

Management has prepared updated forecasts for the remainder of 2021 and 2022 and continues to use a robust liquidity model which includes detailed cash flow forecasts covering a period of nine months from the date of the condensed consolidated interim financial statements.

The Group liquidity model is a monthly consolidation of the Group’s individual business cash flow forecasts. The cash flow forecasts are based on estimated free cash flow from operations, on a monthly basis, for the upstream Mining and Oil and Gas Exploration entities, the manufacturing operations globally and the selling business units, being Base Chemicals, Performance Chemicals and Energy. The cash flow forecasts have been adjusted for planned disposals over the next 12 months.

The cash flow forecasts are prepared monthly and reviewed by management. They are evaluated against forecasted expectations and variances are monitored and scrutinised. Various scenarios and stress testing analysis are performed to test the robustness of the cash flow forecasts. Performance and liquidity improvement initiatives undertaken during 2020 have continued into 2021 and already delivered improvements on the Group’s liquidity position. The forecasts and any variances are presented to the Board at least on a quarterly basis or more frequently as required

Estimates and judgements considered within the liquidity assessment

Management has considered a number of estimates, judgements and assumptions in performing the liquidity assessments, the most significant of which are listed and expanded upon below:

•

The Group has applied conservative macroeconomic assumptions in the cash flow forecast and has modelled a Brent crude oil price of US$45,50/bbl and a rand/US dollar exchange rate of R14,83 for the remainder of 2021 and a Brent crude oil price of US$53,58/bbl and a rand/US dollar exchange rate of R15,10 for 2022.

•	The Group assumed a working capital percentage of 15,6%, which is conservative in relation to the 14,9% achieved at 31 December 2020.

•	Continued positive results in the short-term from the comprehensive response plan for the remainder of 2021 and 2022; and

•

The reduction in debt through the sale of assets to meet the debt reduction milestones. We have made significant progress on divestments, with announced asset divestment proceeds totaling US$3,3 billion to date.

Conclusion

The Group’s ability to meet its debt covenant requirements at 30 June 2021 and repay debt as it becomes due is dependent on the timing and quantum of cash flows from operations and the ability to realise cash through a combination of asset disposals, or part thereof, that raise substantial doubt about its ability to continue as a going concern. The Group intends to realise cash through a combination of asset disposals, or part thereof.

Management believes that the net proceeds of any such transactions, together with cash flows from operations of the business, will be sufficient to meet its debt covenants at 30 June 2021. There can be no assurance, however, that the Group will be able to complete these transactions.

The accompanying condensed consolidated interim financial statements are prepared on a going concern basis and therefore do not include any adjustments that might result from the outcome of this uncertainty.